Exhibit 99.2

Joint Filing Agreement

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13D. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 20th day of January, 2026.

Platinum Equity, LLC

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Platinum Equity Investment Holdings, LLC

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President, Secretary and Treasurer

Platinum Equity Investment Holdings IC (Cayman), LLC

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	President

Platinum Equity InvestCo, L.P.
By:	Platinum Equity Investment Holdings IC (Cayman), LLC, its general partner

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	President

Platinum Equity Investment Holdings IV, LLC

By:	/s/ Ty Renbarger
Name:	Ty Renbarger
Title:	Vice President

Platinum Equity Investment Holdings IV (Cayman), LLC

By:	/s/ Ty Renbarger
Name:	Ty Renbarger
Title:	Vice President

Platinum Equity Partners International IV (Cayman), L.P.
By:	Platinum Equity Investment Holdings IV (Cayman), LLC, its general partner

By:	/s/ Ty Renbarger
Name:	Ty Renbarger
Title:	Vice President

PE Titan CS Holdings, L.P.
By:	Platinum Equity Partners International IV (Cayman), L.P., its general partner
By:	Platinum Equity Investment Holdings IV (Cayman), LLC, its general partner

By:	/s/ Ty Renbarger
Name:	Ty Renbarger
Title:	Vice President

Tom Gores

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Attorney-in-Fact